LETTER TO THE SHAREHOLDERS
------------------------------------------------------------------------------

                                                                  June 1, 1998

Dear Shareholder,

         In the second fiscal quarter ending April 30, 1998, the net asset value per share of the Central European Equity Fund rose 14.5%, in US$ terms. The share price was up 10.1% during the quarter. The Fund's performance during the second quarter was impacted by the lack of confidence in the Russian economy during the month of April. At quarter end, your Fund had an equity exposure of 23% in Russia.

         The economic turmoil in Russia has left equities down sharply from their highs. However, it is our view that Russia will weather the storm, and though it will remain susceptible to currency pressure until progress on fiscal consolidation is firmly on track, there will be no rouble devaluation. The attainment of currency stability has been the main achievement of Russia's economic policy and the government's commitment to maintain a stable currency is undeniable. In addition, the current situation is forcing the government to improve its fiscal position. Under the new budget program, the federal spending ceiling will be reduced and new measures to improve the collection of tax arrears from major debtor companies have been implemented. Already, the turmoil in Russia's financial market has begun to abate following both the International Monetary Fund's announcement of a disbursement of a $670 million tranche this month and strong signals of support from the financial community. Interest rates have fallen to 60%, after reaching a high of 150%. At present levels, share prices appear inexpensive by most criteria, and we view this as an excellent buying opportunity.

         The impact of the Russian situation on the region has been minimal due to limited financial linkages. We expect Hungary, Poland, and the Czech Republic to experience minor fluctuations in the short-term, but to come out of the crisis unscathed over the coming months. In Poland, fundamentals continue to be very strong with high growth, low budget deficits, and high foreign reserves. Foreign investment is flowing in at a steady $6 billion a year, and Poland's European Union membership talks offer foreign firms the opportunity to enter the EU market through a low-wage, but fast growing market. Hungary's austerity plan has begun to pay off, and annual growth is expected to be 5.5% or more this year. The government's reform program, which drastically cut state spending and privatized many companies, has established Hungary as the most reformed country in the former Eastern Bloc. In the Czech Republic, exports are supporting a modest economic recovery as the government has finally begun to cultivate foreign investors and address their concerns.

         News from Germany remains very positive. Industrial orders and production are on an upward trend, and exports are growing at the fastest rate in 20 years. Demand for German goods remains very strong in Western and Eastern Europe as well as North America. While the impact of Asia's financial crisis may cut into export demand, this region amounts to only 7% of total exports. However, Germany's recovery is not entirely built on export growth. There are signs that the engine for expansion will switch from exports to domestic demand-led growth. Business and consumer surveys show improvements in this area. The growth in equity market capitalization has outstripped nominal GDP growth and the resulting wealth effects should boost consumption and investment. Based on this scenario, we believe the German equity market will remain attractive well into 1999.

         At the April 30th Board of Directors' meeting, Dr. Schmitz announced that due to a realignment of responsibilities at the Deutsche Bank AG board level, Mr. Michael Dobson will take his place as Chairman of the Fund. Mr. Dobson has had a long career in asset management and capital markets at Morgan Grenfell in London. He has been given world-wide responsibilities of asset management for the Deutsche Bank Group. In addition, Dr. Schmitz announced that Richard Stamberger has accepted a position whereby he will be responsible for establishing a new business area within Deutsche Bank's Private Bank. Therefore, Dr. Schmitz has appointed Kenneth J. Tarr, Executive Vice President of Deutsche Bank AG, New York Branch, and Head of Private Banking for the Americas, as President and Chief Executive Officer of the Fund. Mr. Tarr has had a long and distinguished career in asset management in the United States. The Board of Directors of your Fund accepted the recommendations of Dr. Schmitz and nominated Messrs. Dobson and Tarr effective May 1, 1998.



                        Sincerely,



/s/ Michael Dobson         /s/ Kenneth J. Tarr
Michael Dobson             Kenneth J. Tarr
Chairman                   President and Chief Executive Officer

Fund History as of April 30, 1998
------------------------------------------------------------------------------

Statistics:

Net Assets .........................................              $296,186,271
Shares Outstanding .................................                12,508,630
NAV Per Share ......................................                    $23.68

Total Returns:

  Period                                                                NAV
  ------                                                                ---
6 months ended 4/30/98 ...................................                11.05%
1 year ended 10/31/97 ....................................                22.41%
3 years ended 10/31/97* ..................................                18.37%
5 years ended 10/31/97* ..................................                19.39%

*    Average annual return

Dividend and Capital Gain Distributions:

   Record                               Ordinary        LT Capital
    Date                                 Income           Gains           Total
    ----                                 ------           -----           -----
11/17/97 ...................              $1.55           $5.00**         $6.55
9/3/97 .....................              --              $0.02           $0.02
12/19/96 ...................              $0.11           $1.79           $1.90
12/27/95 ...................              $0.16           $0.22           $0.38

**   Includes $3.49 of capital gains taxable at the 20% tax rate

Other Information:

NYSE Ticker Symbol ..........................................            CEE
Dividend Reinvestment Plan ..................................            Yes
Voluntary Cash Purchase Program .............................            Yes
Annual Expense Ratio ........................................            1.08%

Performance


                                 [BAR CHART]

                            Net Asset        11.05%
                            Value            22.41%
                            Market           16.38%
                            Value            28.93%
                            MSCI+            12.23%


+ MSCI is a customised composite index consisting of leading securities in Central and Eastern Europe with the following country weightings: Germany 30%, Russia 20%, Hungary 17.5%, Poland 17.5%, and Czech Republic 15%.

10 Largest Equity Holdings as of April 30, 1998
------------------------------------------------------------------------------



                                     % of                                % of
                                  Portfolio                            Portfolio
                                  ---------                            ---------
         1.       Lukoil Holdings   7.6       6.       Volkswagen        3.9
         2.       Unified Energy
                   System           6.7       7.       Allianz Holdings  3.9
         3.       Elektrim          5.4       8.       DaimlerBenz       3.8
         4.       SPT Telecom       4.2       9.       VEBA              3.2
         5.       Matav             4.0      10.       Exbud             3.0


         Country       % of Portfolio
         Germany           25.3
         Hungary           15.5
         Russia            23.3
         Poland            23.1
         Czech Republic     6.8
         Croatia            2.0
         Estonia            1.4
         Ukraine            1.1
         Slovenia           0.6
         Lithuania          0.6
         Latvia             0.3
         Total            100.0%


                     [PICTURE OF A MAP LISTING COUNTRIES]

Interview with the Portfolio Manager
------------------------------------------------------------------------------

Question: What will the impact of the euro be on Eastern Europe?

Answer: Eastern Europe's trade links with the European Union are already close following the successful integration of the region's trade in the past ten years. More than 70% of the imports of the Czech Republic, Poland, and Hungary now come from the European Union, while more than 60% of their exports go to those countries that are joining the single currency in the first round. Eastern European countries are expected to switch the bulk of their foreign reserves holdings from the U.S. dollar to the euro to facilitate trade. Therefore, as Western Europe's economic growth picks up, the euro should have a positive impact on the growth of Eastern Europe's exports. Furthermore, the European Commission has indicated 2002-3 as the entry date for the first wave of new members. Negotiations have begun with the Czech Republic, Hungary, Poland, Estonia and Slovenia. Membership in the European Union will provide a powerful stimulus to Eastern Europe to undertake further market-oriented reforms.

Question: Why does the Fund continue to invest a large portion in Germany?

Answer: The Fund intends to offer a well-diversified alternative to regional funds with the addition of a developed market that reduces some of the market risks associated with investing in emerging markets. It is the Fund's intention to blend the economic importance of the countries in the region and their market capitalization. In addition to the risk protection, recent developments make investing in Germany highly attractive. On the political front, the proposed tax reform, changes to the equity market legislation, and the launch of the euro should continue to support the German equity market. It is expected that, for the first time in Germany, companies will be allowed to implement a share buy-back program, a practice that is common in the U.S. The impact of the program is higher earnings per share, dividends per share, and of course, the stock price itself. It is now considered a certainty that the single currency will take place on schedule. The result of the single currency will send a wave of competition through Europe, accelerating mergers and restructuring, and should usher in an era of prosperity, built on stable prices, fiscal discipline, and lower interest rates.

Question: What impact does the emerging market crisis have on Central and Western Europe?

Answer: The events that are taking place in South-East Asia as well as in Russia have a dis-inflationary effect on the global economy. The continued import of dis-inflation into Europe coincides with the deregulation and sell-off of industries such as electricity, telecommunications, airlines, and energy, where prices are set to fall over the next few years. Continued low inflation should put further downward pressure on rates throughout the region and should help strengthen the economic recovery in Central and Eastern Europe. Also, in the current period of poor liquidity and high risk in Asia, international funds should continue to flow towards Europe.


Hanspeter Ackermann
Portfolio Manager
The Central European Equity Fund, Inc.

Report from the Investment Adviser and Manager
------------------------------------------------------------------------------

Outlook for the Central and Eastern European Economies

Germany

         The German stock market, driven by record low bond yields and an acceleration of economic growth across Europe, reached an all-time high during the second quarter of 1998. In addition, the recently proposed merger of DaimlerBenz and Chrysler has fueled speculation of potential further corporate links that should continue to drive the equity market upward. The introduction of the euro acts as a catalyst and gives added momentum to the merger process. To date, the corporate news during the first quarter has been positive and exceeded expectations. During the first quarter of 1998, Germany's GDP grew 3.8% and we expect further recovery in domestic demand due to the following factors: 1) a rise in employment, 2)stabilization in wage growth rates, and 3) a reduction of the tax burden following the two-point fall in the solidarity tax. The level of German consumer spending has been below that of many European countries. We believe that there is significant pent-up demand from consumers to participate in the economic recovery by spending some of their accumulated wealth. Consumer confidence has been rising since last summer.

Poland

         The Polish economy is growing strongly and fundamentals continue to improve with low budget deficits, manageable external accounts, and high foreign reserves. Standard & Poor's affirmed Poland's long-term foreign currency rating at BBB- and its long-term local currency debt at A- with a positive outlook. The rating agency cited government stability, continuing bank restructuring, and rising foreign investors' confidence as the main reasons for the rating affirmation. Moreover, the central bank has recently started lowering interest rates in line with inflation and we expect further interest rate cuts over the coming year. Due to strong macro fundamentals, the Polish market fell significantly less than the Russian market in the emerging market crisis.

Russia

         The recent weakness of the Japanese Yen has led to a sharp correction in emerging markets as investors expect competitive currency devaluations in Asia. These fears have spread to Russia, where the fundamentals do not warrant a devaluation. In the short term, developments in Russia continue to revolve around speculation about an international support package. The G-7 members did not announce a rescue package, but rather reiterated their readiness to provide additional aid to Russia when deemed appropriate. The G-7 and the IMF are unwilling to disperse large amounts of money to the Russian government without strong conditions attached to it. Any package would require large spending cuts, a substantial increase in revenue collection, and a strengthening of the banking system. If the Russian government decides not to request additional funding from the IMF, we could expect market volatility and high interest rates to prevail until it is clear that the current government will implement all of the previously announced fiscal measures. In any event, we continue to believe that there is an unwavering commitment from the central bank and from the international financial community to support the rouble and to avoid devaluation. Meanwhile, some encouraging news has been released on the actual fiscal performance during the first quarter. The federal budget deficit fell to 3.7% of GDP from 8.7% in the same period last year. The improvement has been caused by better tax collection at the federal level--up to 8.4% of GDP from 7.5% in the first quarter last year.

The Fund's Portfolio Strategy

         The Central European Equity Fund's 25% exposure to German equities remains a stabilizing factor against price volatility in the emerging markets. We expect to expand our equity exposure in Poland where we believe that earnings growth is clearly supported by strong macro fundamentals. For the moment we remain neutral in Russia, until signs emerge that the government is willing to implement the needed reforms. We plan to increase our exposure in Hungary, which remains one of the most attractive markets in the region, once we obtain a clearer picture about the policy plans of the newly elected government. Lastly, we will remain underweight in the Czech Republic until the political uncertainty concerning the forthcoming June election is resolved and economic fundamentals improve.

Structure Of The Fund
------------------------------------------------------------------------------


         A closed-end fund like your Fund does not issue new shares or redeem shares each day. Instead, its shares trade freely on the New York Stock Exchange like those of any public company. The market price of your Fund's shares is influenced by supply and demand forces and other factors and can trade at levels above their net asset value (called "market premium") or below their net asset value (called "market discount"), just as an industrial company's shares can trade above or below book value.

         In contrast, an open-end fund's shares are not traded on any stock exchange. Shareholders obtain liquidity by selling their shares back to the open-end fund at their net asset value (called "redemption"). By law, an open-end fund must continuously offer and sell new shares to offset these redemptions, or else it will become too small to invest in an adequately diversified portfolio and its fixed expenses will become a serious drag on investment returns.

         Each of the closed-end and open-end fund formats has its own advantages. The open-end format works well when presented as part of a broad family of open-end funds having a variety of investment objectives, investing in highly liquid securities, offered with shareholder services such as exchange privileges and sold through an established broker or direct-mail distribution network.

         The closed-end format is especially well-suited for specialty investing, such as the stocks of a particular foreign country or region. As some of those securities are less liquid, the closed-end format frees the portfolio manager to concentrate on investments, rather than holding part of the assets in easier-to-sell securities. The managers of foreign country funds have strong local country investing expertise. For these situations the closed-end format works very well.

SHARE BUY-BACKS INCREASED
------------------------------------------------------------------------------


         The Directors of your Fund voted in March to increase the number of shares authorized for repurchase each year. The authorized limit of 5% will be net of all shares to be issued in the form of reinvested dividends, effective January 1, 1998. Thus the number of shares purchased in the open market can be considerably greater than 5%. For example, calendar year-to-date purchases of CEE's shares represent 10.8% of the amount outstanding at the beginning of the year.

         Shares issued for dividends tend to remain in shareholders' accounts and do not increase the float in the market. Your Directors continue to believe the Fund represents excellent value.

The Central European Equity Fund, Inc.
Schedule of Investments--April 30, 1998 (unaudited)
------------------------------------------------------------------------------

     Shares                      Description                          Value
     ------                      -----------                          -----

INVESTMENTS IN GERMAN
COMMON STOCKS--25.3%
OF NET ASSETS

                   Apparel--1.6%
         28,000    Adidas .....................................    $ 4,647,659
                                                                   -----------
                   Automotive--7.7%
        115,000    DaimlerBenz ................................     11,241,422
         14,400    Volkswagen .................................     11,481,114
                                                                   -----------
                                                                    22,722,536
                                                                   -----------

                   Banking--2.9%
        220,000    Commerzbank ................................      8,494,114
                                                                   -----------

                   Chemical--1.1%
         75,000    Bayer ......................................      3,339,285
                                                                   -----------

                   Insurance--3.9%
         37,000    Allianz ....................................     11,395,414
                                                                   -----------

                   Steel Manufacturing--2.5%
          4,000    Mannesmann .................................      3,178,039
         19,000    Thyssen ....................................      4,348,491
                                                                   -----------
                                                                     7,526,530
                                                                   -----------

                   Transportation--2.4%
        300,000    Lufthansa ..................................      7,147,241
                                                                   -----------

                   Utilities--3.2%
        145,000    VEBA .......................................      9,594,934
                                                                   -----------

                   Total Investments in
                   German Common Stocks
                   (cost $55,116,760) .........................     74,867,713
                                                                   -----------

INVESTMENTS IN CROATIAN
COMMON STOCKS--2.0%

                   Banking--1.6%
        185,000    Zagrebacka Banka (GDR)* ....................      4,860,875
                                                                   -----------

                   Brewing--0.4%
         10,887    Karlovacka Pivovara* .......................      1,044,052
                                                                   -----------

                   Total Investments in
                   Croatian Common Stocks
                   (cost $3,842,218)...........................      5,904,927
                                                                   -----------

INVESTMENTS IN CZECH REPUBLIC
COMMON STOCKS--6.7%

                   Banking--0.5%
         82,900    Komercni Banka* ............................    $ 1,502,841
                                                                   -----------

                   Beverages & Tobacco--1.1%
         11,995    Tabak ......................................      3,145,383
                                                                   -----------

                   Construction--0.5%
        299,844    Metrostav ..................................      1,554,349
                                                                   -----------

                   Electrical--0.5%
         50,000    Ceske Energeticke Zavody* ..................      1,497,560
                                                                   -----------

                   Telecommunications--4.1%
         85,000    SPT Telecom ................................     12,319,550
                                                                   -----------

                   Total Investments in
                   Czech Republic Common
                   Stocks (cost $18,178,936)...................     20,019,683
                                                                   -----------

INVESTMENT IN ESTONIAN
COMMON STOCK--1.4%

                  Banking--1.4%
         557,000  Hansabank*
                  (cost $6,671,444)............................      4,090,115
                                                                   -----------

INVESTMENTS IN HUNGARIAN
COMMON STOCKS--15.5%

                   Automotive--1.2%
         67,202    Mezogep* ...................................      1,751,047
         77,634    North American Bus* ........................      1,840,810
                                                                   -----------
                                                                     3,591,857
                                                                   -----------

                   Chemical--1.1%
         77,048    Pannonplast ................................      3,266,911
                                                                   -----------

                   Energy Sources--2.2%
        215,000    Mol Magyar Olay ............................      6,579,000
                                                                   -----------

                   Food Manufacturing--1.2%
         57,100    Pick Szeged ................................      3,516,676
                                                                   -----------

                   Leisure & Tourism--1.4%
        170,000    Danubius Hotels* ...........................      4,151,743
                                                                   -----------


---------
*    Non-income producing securities.

     See Notes to Financial Statements.

     Shares                      Description                          Value
     ------                      -----------                          -----

                   Manufacturing--1.2%
         92,635    Graboplast .................................    $ 3,510,896
                                                                   -----------
                   Pharmaceuticals--2.9%
         44,000    Gedeon Richter .............................      4,711,010
         35,000    Gedeon Richter (GDR) .......................      3,727,500
                                                                   -----------
                                                                     8,438,510
                                                                   -----------

                   Telecommunications--4.0%
        400,000    Matav ......................................     11,800,000
                                                                   -----------

                   Utilities--0.3%
         29,187    Primagaz ...................................        625,001
         18,000    Primagaz (Austrian Certs)...................        385,446
                                                                   -----------
                                                                     1,010,447
                                                                   -----------

                   Total Investments in
                    Hungarian Common Stocks
                    (cost $37,360,435).........................     45,866,040
                                                                   -----------

INVESTMENT IN LATVIAN
COMMON STOCK--0.2%

                   Banking--0.2%
        185,000    Latvijas Unibanka
                   (cost $888,000).............................        786,250
                                                                   -----------

INVESTMENT IN LITHUANIAN
COMMON STOCK--0.6%

                   Banking--0.6%
         32,000    Bankas Hermis*
                   (cost $2,205,961)...........................      1,723,440
                                                                   -----------

INVESTMENTS IN POLISH
COMMON STOCKS--23.1%

                   Automotive--2.0%
        231,216    Debica .....................................      5,863,927
                                                                   -----------

                   Banking--4.3%
        197,500    Bank Rozwoju Eksportu ......................      5,678,635
         80,000    Bank Przemyslowo-Handlowy...................      7,077,558
                                                                   -----------
                                                                    12,756,193
                                                                   -----------

                   Brewing--1.2%
         35,300    Zaklady Piwowarskie w
                   Zywcu ......................................    $ 3,518,549
                                                                   -----------

                   Cables--1.9%
        614,480    Bydgoska Fabryka Kabli* ....................      5,617,482
                                                                   -----------

                   Chemicals--0.6%
        530,583    Polifarb Cieszyn Wroclaw* ..................      1,971,497
                                                                   -----------

                   Construction--5.1%
        588,410    Budimex* ...................................      2,932,506
        299,940    Exbud* .....................................      3,493,845
        470,000    Exbud (GDR)* ...............................      5,358,000
         75,852    Mostostal Warszawa* ........................        677,769
        513,805    Mostostal Zabrze ...........................      2,727,364
                                                                   -----------
                                                                    15,189,484
                                                                   -----------

                   Data Processing--0.7%
         86,903    Computerland Poland* .......................      1,973,321
                                                                   -----------

                   Electrical--5.8%
      1,124,414    Elektrim ...................................     16,082,005
         86,563    Elektrobudowa* .............................      1,135,964
                                                                   -----------
                                                                    17,217,969
                                                                   -----------
                   Food & Household
                   Products--1.0%
        520,000    Animex* ....................................      1,111,766
        106,000    Jutrzenka ..................................      1,797,405
                                                                   -----------
                                                                     2,909,171
                                                                   -----------

                   Industrial Components--0.3%
        119,170    Stomil Olsztyn .............................        836,404
                                                                   -----------

                   Manufacturing--0.2%
         55,803    Stomil Sanok* ..............................        633,564
                                                                   -----------
                   Total Investments in Polish Common
                     Stocks
                    (cost $55,868,056) ........................     68,487,561
                                                                   -----------

---------

*    Non-income producing securities.
     See Notes to Financial Statements.

------------------------------------------------------------------------------

     Shares                      Description                          Value
     ------                      -----------                          -----


INVESTMENTS IN RUSSIAN
COMMON STOCKS--23.3%

                   Energy Sources--8.7%
        149,000    Lukoil Holding (ADR) .......................    $ 9,917,815
        188,500    Lukoil Holding 144A (ADR)++ ................     12,547,035
        175,000    Tatneft (ADR) ..............................      3,403,750
                                                                   -----------
                                                                    25,868,600
                                                                   -----------

                   Telecommunications--4.3%
            115    Rostelecom (RDC)* ..........................      4,156,100
        160,000    Vimpel Communications
                   (ADR)* .....................................      8,640,000
                                                                   -----------
                                                                    12,796,100
                                                                   -----------

                   Utilities--10.3%
            105    Irkutskenergo (RDC)* .......................      4,263,000
        180,000    AO Mosenergo 144A (ADR)++ ..................      6,427,495
        595,000    Unified Energy Systems (GDR)* ..............     19,686,157
                                                                   -----------
                                                                    30,376,652
                                                                   -----------

                   Total Investments in
                    Russian Common Stocks
                    (cost $61,391,689).........................     69,041,352
                                                                   -----------

INVESTMENTS IN SLOVENIAN
COMMON STOCKS--0.7%

                   Banking--0.3%
         50,000    SKB Banka (GDR) ............................        757,500
                                                                   -----------

                   Real Estate--0.4%
        193,000    BTC (GDR) ..................................      1,206,250
                                                                   -----------
                   Total Investments in Slovenian Common
                    Stocks cost ($2,806,660)...................      1,963,750
                                                                   -----------

INVESTMENTS IN UKRAINIAN
INVESTMENT FUNDS--1.1%

         26,910    SGLT Ukraine Fund ..........................    $ 2,206,620
        121,750    Ukrainian Opportunity Fund+*................      1,095,750
                                                                   -----------
                   Total Investments in Ukrainian
                   Investment Funds
                   (cost $4,153,636)...........................      3,302,370
                                                                   -----------

    U.S. Dollars
   (In Thousands)  Repurchase Agreements**--13.0%
         20,000    Agreement with J.P. Morgan
                    Securities, Inc., 5.55% dated
                    4/30/98, due 5/1/98 in the amount
                    of $20,003,083 collateralized by
                    FNMA of $19,955,000, 6.55%
                    due 7/15/02................................     20,000,000

         18,405    Agreement with Lehman Brothers, Inc.,
                    5.53%, dated 4/30/98, due 5/1/98 in the
                    amount of $18,407,677 collateralized by
                    FNMA of $18,170,000, 7.8% due 7/27/06......     18,404,850
                                                                  ------------


                   Total Repurchase Agreements
                    (cost $38,404,850).........................     38,404,850
                                                                  ------------



                   Total Investments--112.9%
                    (cost $286,888,645)........................    334,458,051

                   Liabilities in excess of
                    cash and other assets--(12.9%)                 (38,271,780)
                                                                  ------------

                   Net Assets--100%............................   $296,186,271
                                                                  ============

---------
*    Non-income producing securities.

**   Investment of cash collateral received for portfolio securities on loan.

+    Illiquid security. Restricted to resale to institutional investors only.

++   144A. Restricted to resale to institutional investors only.

     See Notes to Financial Statements.

ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
RDC  -- Russian Depository Certificate

The Central European Equity Fund, Inc. Statement of Assets and Liabilities April 30, 1998 (unaudited)
------------------------------------------------------------------------------

Assets
Investments, at value (cost $286,888,645) ................      $ 334,458,051
Foreign cash .............................................             38,872
Receivable for securities sold ...........................            953,192
Interest receivable ......................................            331,312
Dividends receivable .....................................            174,600

Foreign withholding tax refund receivable ................             35,351
Other assets .............................................             10,408
                                                                --------------
         Total assets ....................................        336,001,786
                                                                --------------

Liabilities
Payable upon return of securities loaned .................         38,404,850
Payable for shares repurchased ...........................            442,687
Payable for securities lending brokers' rebate
         and agency fees .................................            132,216
Management fee payable ...................................            143,705
Investment advisory fee payable ..........................             69,818
Accrued expenses and accounts payable ....................            622,239
                                                                --------------
         Total liabilities ...............................         39,815,515
                                                                --------------
Net Assets ...............................................      $ 296,186,271
                                                                ==============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000
         shares of common stock) .........................      $ 229,178,908
Cost of 997,345 shares held in treasury ..................        (18,455,424)
Accumulated net investment loss ..........................           (522,850)
Undistributed net realized gain on investments
         and foreign currency transactions ...............         38,407,585
Net unrealized appreciation of investments and
         foreign currency ................................         47,578,052
                                                                --------------
Net assets ...............................................      $ 296,186,271
                                                                ==============

Net asset value per share
         ($296,186,271 o 12,508,630 shares of
         common stock issued and outstanding) ............           $   23.68
                                                                     =========


Statement of Operations
(unaudited)
------------------------------------------------------------------------------

                                                                 For the six
                                                                 months ended
                                                                April 30, 1998
                                                                --------------
Net Investment Loss
Income
         Dividends (net of foreign withholding
                  taxes of $159,395) ........................   $     386,669
         Interest ...........................................         573,389
                                                                --------------
         Total income .......................................         960,058
                                                                --------------

Expenses
         Management fee .....................................         798,635
         Investment advisory fee ............................         390,141
         Custodian and Transfer Agent's
                  fees and expenses .........................          70,825
         Directors' fees and expenses .......................          68,000
         Legal fee ..........................................          44,265
         Audit fee ..........................................          27,500
         Reports to shareholders ............................          54,103
         NYSE listing fee ...................................          14,256
         Miscellaneous ......................................          15,183
                                                                --------------
         Total expenses .....................................       1,482,908
                                                                --------------
Net investment loss .........................................        (522,850)
                                                                --------------

Realized and Unrealized Gain (Loss) on Investments and Foreign
 Currency Transactions

Net realized gain on:
         Investments ........................................      38,265,899
         Foreign currency transactions ......................          38,153

Net change in unrealized appreciation/depreciation on:
         Investments ........................................      (6,697,522)
         Translation of other assets and liabilities from
                  foreign currency ..........................        (188,705)
                                                                --------------

Net gain on investments and foreign currency
         transactions .......................................      31,417,825
                                                                --------------

Net Increase in Net Assets
         Resulting from Operations ..........................   $  30,894,975
                                                                ==============


See Notes to Financial Statements.

The Central European Equity Fund, Inc.
Statements of Changes in Net Assets (unaudited)
------------------------------------------------------------------------------

                                                                                      For the six       For the year
                                                                                      months ended         ended
                                                                                        April 30,       October 31,
                                                                                          1998             1997
                                                                                      -------------    -------------
Increase (Decrease) in Net Assets
Operations

         Net investment income (loss) .............................................   $    (522,850)   $   1,044,383
         Net realized gain (loss) on:
                  Investments .....................................................      38,265,899       76,928,523
                  Foreign currency transactions ...................................          38,153       (1,323,542)

         Net change in unrealized appreciation/depreciation on:

                  Investments .....................................................      (6,697,522)     (12,693,644)
                  Translation of other assets and liabilities from foreign currency        (188,705)         170,824
                                                                                      -------------    -------------

         Net increase in net assets resulting from operations .....................      30,894,975       64,126,544
                                                                                      -------------    -------------

Distributions to shareholders from:

         Net realized short term capital gains* ...................................     (17,987,808)      (1,323,775)
         Net realized long term capital gains:
                  Taxable at 28% tax rate .........................................     (17,523,606)     (20,965,478)
                  Taxable at 20% tax rate .........................................     (40,501,580)              --
                                                                                      -------------    -------------
                                                                                        (76,012,994)     (22,289,253)
                                                                                      -------------    -------------

Capital share transactions:
         Net proceeds from reinvestment of dividends (2,082,692 and
                  592,008 shares, respectively, issued from treasury) .............      37,618,631       12,082,868

         Cost of shares repurchased (1,214,000 and 722,257 shares, respectively) ..     (22,286,188)     (17,080,984)
                                                                                      -------------    -------------

         Net increase (decrease) in net assets from capital share transactions ....      15,332,443       (4,998,116)
                                                                                      -------------    -------------

Total increase (decrease) in net assets ...........................................     (29,785,576)      36,839,175

Net Assets
Beginning of period ...............................................................     325,971,847      289,132,672
                                                                                      -------------    -------------

End of period (including accumulated net
investment loss of $522,850 and $0, respectively) .................................   $ 296,186,271    $ 325,971,847
                                                                                      =============    =============

---------

*    Characterized as ordinary income for tax purposes
     See Notes to Financial Statements.

The Central European Equity Fund, Inc.
Notes to Financial Statements (unaudited)
------------------------------------------------------------------------------

Note 1. Accounting Policies


The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income and interest income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Deutsche mark ("DM") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable

------------------------------------------------------------------------------

to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Note 2. Management and Investment
        Advisory Agreements

The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), formerly Deutsche Morgan Grenfell Inc., and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

Note 3. Transactions with Affiliates

For the six months ended April 30, 1998, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and Deutsche Bank Securities Inc., a direct subsidiary of Deutsche Bank AG, received $99,614 and $25,952, respectively, in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

For the six months ended April 30, 1998, interest income earned on the Deutsche mark account with Deutsche Bank AG was $13,356.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1998 were $141,498,518 and $185,882,122, respectively.

Note 5. Portfolio Securities Loaned

At April 30, 1998, the market value of the securities loaned and amount of collateral received with respect to such loans were $36,819,602 and $38,404,850, respectively. For the six months ended April 30, 1998, net earnings to the Fund from investing such collateral were $129,866, after deducting borrowers' rebate and agency fees of $617,390 and $55,890, respectively.

Note 6. Capital

During the six months ended April 30, 1998 and the year ended October 31, 1997, the Fund purchased 1,214,000 and 722,257 of its shares of common stock on the open market at a total cost of $22,286,188 and $17,080,984, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 15.7% and 16.2%, respectively. These shares are held in treasury.

The Central European Equity Fund, Inc.
Financial Highlights (unaudited)
------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:


                                           For the six
                                             months
                                              ended
                                             April 30,                     For the year ended October 31,
                                              1998        1997          1996           1995            1994            1993
                                           ----------   ----------   ----------   --------------  --------------  --------------
Per share operating performance:
Net asset value:

Beginning of period ....................   $    28.00   $    24.56   $    20.70   $        18.65  $        16.76  $        13.56
                                           ----------   ----------   ----------   --------------  --------------  --------------

Net investment income (loss) ...........         (.04)         .09          .17              .13             .19             .15

Net realized and unrealized gain on
         investments and foreign
         currency transactions .........         2.28         5.26         3.93             2.03            1.76            3.35
                                           ----------   ----------   ----------   --------------  --------------  --------------

Increase from investment operations ....         2.24         5.35         4.10             2.16            1.95            3.50
                                           ----------   ----------   ----------   --------------  --------------  --------------

Increase resulting from share repurchases         .33          .28          .14              .09             .02             --
                                           ----------   ----------   ----------   --------------  --------------  --------------

Distributions from net investment
         income.........................        --            (.11)        (.13)            (.19)           (.08)          (.17)

Distributions from net realized
         foreign currency gains+........        --            --           (.03)            (.01)             --           (.13)

Distributions from net realized
         short-term capital gains+......        (1.55)        --           --               --              --             --

Distributions from net realized
         long-term capital gains:
         Taxable at 28% tax rate .......        (1.51)       (1.81)        (.22)           --              --              --
         Taxable at 20% tax rate .......        (3.49)        --           --              --              --              --
                                           ----------   ----------   ----------   --------------  --------------  --------------

Total distributions ....................        (6.55)       (1.92)        (.38)            (.20)           (.08)           (.30)
                                           ----------   ----------   ----------   --------------  --------------  --------------

Dilution in NAV from dividend reinvestment       (.34)        (.27)        --              --              --              --
                                           ----------   ----------   ----------   --------------  --------------  --------------

Net asset value:
         End of period .................   $    23.68   $    28.00   $    24.56   $        20.70  $        18.65  $        16.76
                                           ==========   ==========   ==========   ==============  ==============  ==============

Market value:
         End of period .................   $    19.75   $    23.125  $    19.625  $        16.00  $        15.25  $        16.00

Total investment return for the period:++
         Based upon market value .......        16.38%       28.93%       25.28%            6.37%          (3.42)%         33.88%
         Based upon net asset value ....        11.05%*      22.41%*      20.74%*          12.22%          12.90%          29.55%

Ratio to average net assets:
         Total expenses ................         1.08%**      1.10%        1.08%            1.24%           1.14%           1.32%
         Net investment income (loss) ..         (.19)%**      .32          .73%            .68%            1.07%           1.12%
Portfolio turnover .....................        49.49%       68.20%       52.30%           38.89%          32.38%          33.72%
Net assets at end of period (000's
         omitted).......................$     296,186   $  325,972   $  289,133   $      247,529   $     226,554   $     204,388


+    Characterized as ordinary income for tax purposes.

++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

* Total investment return reflects the change in investment objectives of the Fund (see Note 1).

**   Annualized.

Executive Offices
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

Manager
Deutsche Bank Securities Inc.

Investment Adviser
Deutsche Asset Management GmbH

Custodian and Transfer Agent
Investors Bank & Trust Company

Legal Counsel
Sullivan & Cromwell


Directors and Officers

MICHAEL DOBSON
Chairman and Director

DETLEF BIERBAUM
Director

JOHN A. BULT
Director

PROF. DR. CLAUS KOEHLER
Director

EDWARD C. SCHMULTS
Director

HANS G. STORR
Director

CHRISTIAN STRENGER
Director

DR. JUERGEN F. STRUBE
Director

ROBERT H. WADSWORTH
Director

WERNER WALBROEL
Director

OTTO WOLFF von AMERONGEN
Director

KENNETH J. TARR
President and Chief Executive Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

LAURA J. WEBER
Assistant Secretary and Assistant Treasurer


VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                        Investors Bank & Trust Company
                             Shareholder Services
                                P.O. Box 1537
                            Boston, MA 02205-1537
                             Tel. 1-800-356-2754


This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.

---------
All investment management decisions are made by a committee of United States and German advisors.

SUMMARY OF GENERAL INFORMATION
------------------------------------------------------------------------------

The Fund

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

Shareholder Information

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "CentEurEq". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers. For periodic updates please also visit our Web site: http://www.ceefund.com.

There are three closed-end funds for your selection:

o Germany Fund--investing exclusively in German equities, primarily the "blue chip" corporations.

o New Germany Fund--investing primarily in the middle market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

o Central European Equity Fund--investing primarily in Central and Eastern Europe as well as Russia.

     Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.)
     for shareholder reports.



                                    [LOGO]

                             The Central European
                              Equity Fund, Inc.


                              Semi-annual Report


                                April 30, 1998